SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K





         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (date of event reported):  December 18, 2000.




                 WESTERN MEDIA GROUP CORPORATION
     (Exact name of registrant as specified in its charter)


                  Commission File No.  2-71164

              Minnesota                        41-1311718
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


    11900 Wayzata Blvd., Suite 100
             Hopkins, MN                          55305
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (612)-546-1332


                         Not Applicable
      (Former name, former address and former fiscal year,
                  if changed since last report)

ITEM 5.  OTHER INFORMATION

     Western Media Group Corporation ("Company") previously filed annual reports on Form 10-KSB for the years ended December 31, 1999, 1998, and 1997. The Company believes the form of the financial statements included in these filings complies with applicable requirements of generally accepted accounting principles with respect to the presentation of stockholder equity. Nevertheless, the Company is refilling the financial statements with formal statements of stockholders' equity so that the information is presented in a more customary form. Enclosed are the audited financial statements of the Company for the years ended December 31 1999 and 1998, and December 31, 1998 and 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Western Media Group
Corporation

DATED: December 18, 2000           By: /s/ Patrick L. Riggs, President

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                      FINANCIAL STATEMENTS

               YEARS ENDED DECEMBER 31, 1999 AND 1998
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1999

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                      FINANCIAL STATEMENTS

               YEARS ENDED DECEMBER 31, 1999 AND 1998
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1999


                       TABLE OF CONTENTS


                                                          Page

Independent Auditors' Report                              F-1


Financial Statements:

     Balance Sheets                                       F-2

     Statements of Operations                             F-3

     Statements of Stockholders' Equity (Deficit)         F-4

     Statements of Cash Flows                             F-5

     Notes to Financial Statements                        F-6

              Callahan, Johnston & Associates, LLC
          Certified Public Accountants and Consultants

                  INDEPENDENT AUDITORS' REPORT


Stockholders and Board of Directors
Western Media Group Corporation
   (A Development Stage Company)
Minneapolis, Minnesota


We have audited the accompanying balance sheets of Western Media Group Corporation as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended and the period from reentrance into development stage (August 1, 1991) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Media Group Corporation as of December 31, 1999 and 1998 and the results of operations and cash flows for the years then ended and the period from reentrance into development stage (August 1, 1991) to December 31, 1999, in conformity with generally accepted accounting principles.

As described in Note 2 to the financial statements, the ultimate recoverability of investments in the development stage and continuance of the Company as a going concern is dependent on future profitable operations, which presently cannot be determined.

/s/ Callahan, Johnston & Associates, LLC


CALLAHAN, JOHNSTON & ASSOCIATES, LLC
Minneapolis, Minnesota
June 8,  2000


      7850 Metro Parkway, Suite 207, Minneapolis, MN 55425
       Telephone: (952)858-7207        Fax: (952)858-7202
                Email: callahan_johnston@msn.com

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                         BALANCE SHEETS

                                                    December 31,
                                                 1999         1998
        ASSETS

Total current assets and total assets           $    -       $    -



LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable                                 $  87,149 $  87,149
Note payable and accrued interest -
related party                                       18,681    18,681
Amount due to officer                               22,710    22,710

Total current liabilities                          128,540   128,540

Stockholders' equity (deficit):
 Common stock: $.01 par value; 25,000,000
  shares authorized; issued and outstanding
  11,993,100 shares                                119,931   119,931
 Additional paid-in capital                        737,314   737,314
 Accumulated deficit                              (943,064) (943,064)
 Deficit accumulated during development stage      (42,721)  (42,721)
  Total stockholders' equity (deficit)            (128,540) (128,540)

Total liabilities and
  Stockholders' equity (deficit)                $    -       $    -


         The accompanying notes are an integral part of these financial statements.

                     WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

                         STATEMENTS OF OPERATIONS


                                                                  Period From
                                                                August 1, 1991
                                      Years Ended December 31,    December 31,
                                              1999       1998         1999

Revenues                                   $     -    $     -     $     -

Administrative expenses                          -          -        (42,721)

Income tax expense (benefit)                     -          -           -

    Net income (loss)                            -          -        (42,721)

Other comprehensive income (loss)                -          -           -

Comprehensive income (loss)                $     -    $     -     $  (42,721)

Basic earnings (loss) per share            $     -    $     -     $     -

Weighted average number of
 shares outstanding                        11,993,100  11,993,100  11,993,100



              The accompanying notes are an integral part of
                        these financial statements.

                                  WESTERN MEDIA GROUP CORPORATION
                                   (A Development Stage Company)

                            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                                                              Deficit
                                                                            Accumulated
                                Common Stock       Additional                  During
                            Number of                Paid-In    Accumulated  Development
                             Shares      Amount      Capital      Deficit      Stage      Total
Reentrance into development
 stage (August 1, 1991)    11,993,100   $ 119,931  $ 737,314    $(943,064) $    -      $ (85,819)

Net loss: August 1, 1991
 to December 31, 1991          -           -           -           -             -          -

Net income (loss) - 1992       -           -           -           -         (42,721)    (42,721)
Net income (loss) - 1993       -           -           -           -             -          -
Net income (loss) - 1994       -           -           -           -             -          -
Net income (loss) - 1995       -           -           -           -             -          -
Net income (loss) - 1996       -           -           -           -             -          -
Net income (loss) - 1997       -           -           -           -             -          -

December 31, 1997          11,993,100      119,931    737,314     (943,064)  (42,721)   (128,540)

Net income (loss)              -           -           -           -             -          -

December 31, 1998           11,993,100     119,931    737,314     (943,064)  (42,721)   (128,540)

Net income (loss)              -           -           -           -             -          -

December 31, 1999           11,993,100   $ 119,931  $ 737,314    $(943,064) $(42,721)  $(128,540)

</TALBE>
          The accompanying notes are an integral part of
                       these financial statements.

                               F-4




                    WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

                         STATEMENTS OF CASH FLOWS
                       Increase (Decrease) In Cash



      Period From
                                                              August 1, 1991
                                     Years Ended December 31,   December 31,
                                             1999       1998       1999

Cash flows from operating activities:
  Net income (loss)                        $    -    $    -    $ (42,721)
  Adjustments to reconcile net income
    (loss) to cash flows from
    operating activities:
      Bad debt expense                          -         -       24,910
      Accounts payable and other
        current liabilities                     -         -       (6,377)

    Cash flows from operating activities        -         -      (24,188)

Cash flows from financing activities:
  Proceeds from due to officer                  -         -       22,710

Cash flows from investing activities            -         -         -

Increase (decrease) in cash                     -         -       (1,478)

Cash:
  Beginning of year                             -         -        1,478

  End of year                              $    -    $    -    $    -


Supplemental cash flow information:

  Interest paid                            $    -    $    -    $    -

  Income taxes paid                        $    -    $    -    $    -

Summary of non cash activity:

  None.


         The accompanying notes are an integral part of
                      these financial statements.


                               F-5

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1999 AND 1998
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company was incorporated on July 26, 1977, under the laws  of the  State  of  Minnesota.  On November  17,  1988,  the  Company
changed  its  name to Western Media Group Corporation.   Formerly
the Company was known as Ionic Controls, Inc.

On  July  31,  1991, the Company sold substantially  all  of  its
operations,   KXDC-AM   and  FM  in  Monterey,   California   for
$1,100,000.   Proceeds  from  this  sale  were  assigned  to  the
Company's  chief  executive officer in settlement  of  $5,156,139 owed  to  this individual.  The Company recorded a gain  on  debt forgiveness of $4,056,139 on this transaction as reported in  its
September 30, 1991 Form 10-Q.

The  Company's only remaining operations at that date  were  100%
working  interests in two oil leases in Bugai - Guadolupe County,
Texas  owned through the Company's wholly-owned subsidiary, Ionic
Energy  Corporation.   These leases were without  value  and  the
Company  ultimately  abandoned  these  interests  in  1992.   The
Company   further   allowed  Ionic  Energy  Corporation   to   be
statutorially dissolved on August 1, 1997.

The Company currently has no operations.

Risks, Estimates and Uncertainties

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.


                           (Continued)

                               F-6




                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1999 AND 1998
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings Per Share

The  Company implemented FASB 128: Earnings Per Share.  FASB  128
replaces  the presentation of primary EPS with basic EPS.   Basic
EPS  excludes dilution and is computed by dividing net income  by the  weighted-average number of common shares outstanding for the
year.   Diluted  EPS reflects the potential dilution  from  stock
options  and  warrants and is computed using the  treasury  stock
method.   Under  the  treasury stock  method  stock  options  are
assumed to have been exercised at the beginning of the period  if the  exercise price exceeds the average market price  during  the
period.    The  computation  of  diluted  EPS  does  not   assume
conversion  or  exercise  of  securities  that  would   have   an
antidilutive effect on earnings per share.

There are not outstanding stock options or warrants.

Income Taxes

The   Company  accounts  for  income  taxes  in  accordance  with
Statement  of Financial Accounting Standards No. 109, "Accounting
for  Income  Taxes"  which requires the  use  of  the  "liability method" of accounting for income taxes.

The Company's net operating loss carryforwards are fully allowed for due to questions regarding the Company's ability to utilize these losses before they expire.

  Deferred tax asset relating to net operating
    loss carryforwards                                $ 340,000
  Valuation allowance                                  (340,000)

  Net deferred tax asset                              $    -


                           (Continued)

                               F-7





                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1999 AND 1998
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

At December 31, 1999, the Company has carryforwards as follows:

                                          Federal      State

  2007                                   $1,137,000  $   12,000


NOTE 2 - DEVELOPMENT STAGE COMPANY

On  July  31,  1991, the Company sold substantially  all  of  its operations and reentered the development stage.  Since that  date
the   Company  has  devoted  the  majority  of  its  efforts  to:
maintenance  of  the corporate status; raising capital;  and  the search for a merger candidate.

The  Company  is  fully  dependent upon the  support  of  certain stockholder(s) for the maintenance of its corporate status and to
provide  all  working  capital support for  the  Company.   These
stockholder(s) intend to continue to fund necessary  expenses  to sustain  the Company.  The Company is presently seeking a  merger candidate  and  feels it will be successful  in  finding  such  a candidate.

Failure of the Company to find a merger candidate and achieve profitable operations or the failure of its stockholder(s) to fund necessary expenses of the Company could result in the Company being unable to continue as a going concern. No estimate can be made of the range of loss that is reasonably possible should the Company be unsuccessful.

                           (Continued)

                               F-8





                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1999 AND 1998
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1999


NOTE 3 - SUBSEQUENT EVENTS

  Note Payable and Accrued Interest - Related party /
    Amount Due to Officer

 These  obligations  were settled March 16, 2000  for  $20,000  (
 $10,000 in cash; 1,000,000 shares of common stock with a stated value of $10,000) resulting in $21,391 in debt forgiveness.

 Accounts Payable

 Subsequent to year end the $87,149 in accounts payable were settled for $22,500 resulting in debt forgiveness of $64,649.

 Stock Issuance

 On  March  16,  2000,  the  Company  approved  the  issuance  of
 12,000,000  shares  of  common stock at $.003  a  share.   These
 monies were collected in 2000.


                               F-9



                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                      FINANCIAL STATEMENTS

               YEARS ENDED DECEMBER 31, 1998 AND 1997
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1998


                              F-10



                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                      FINANCIAL STATEMENTS

               YEARS ENDED DECEMBER 31, 1998 AND 1997
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1998


                       TABLE OF CONTENTS


                                                          Page

Independent Auditors' Report                              F-12


Financial Statements:

     Balance Sheets                                       F-13

     Statements of Operations                             F-14

     Statements of Stockholders' Equity (Deficit)         F-15

     Statements of Cash Flows                             F-16

     Notes to Financial Statements                        F-17


                              F-11



              Callahan, Johnston & Associates, LLC
          Certified Public Accountants and Consultants

                  INDEPENDENT AUDITORS' REPORT


Stockholders and Board of Directors
Western Media Group Corporation
   (A Development Stage Company)
Minneapolis, Minnesota


We  have audited the accompanying balance sheets of Western Media
Group Corporation as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended and the period from reentrance into development stage (August 1, 1991) to December
31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We  conducted  our  audits in accordance with generally  accepted auditing  standards.  Those standards require that  we  plan  and perform  the audits to obtain reasonable assurance about  whether
the financial statements are free of material misstatements.   An
audit  includes  examining, on a test basis, evidence  supporting
the  amounts  and  disclosures in the financial  statements.   An
audit also includes assessing the accounting principles used  and significant  estimates made by management, as well as  evaluating the  overall  financial statement presentation.  We believe  that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Media Group Corporation as of December 31, 1998 and
1997 and the results of operations and cash flows for the years then ended and the period from reentrance into development stage
(August 1, 1991) to December 31, 1998, in conformity with generally accepted accounting principles.

As  described in Note 2 to the financial statements, the ultimate recoverability  of  investments  in  the  development  stage  and continuance  of  the Company as a going concern is  dependent  on
future   profitable   operations,  which  presently   cannot   be
determined.

/s/ Callahan, Johnston & Associates, LLC


CALLAHAN, JOHNSTON & ASSOCIATES, LLC
Minneapolis, Minnesota
June 8,  2000






      7850 Metro Parkway, Suite 207, Minneapolis, MN 55425
       Telephone: (952)858-7207        Fax: (952)858-7202
                Email: callahan_johnston@msn.com


                              F-12





                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                         BALANCE SHEETS

                                                     December 31,
                                                   1998      1997
        ASSETS

Total current assets and total assets             $    -    $    -



LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable                                  $  87,149 $  87,149
Note payable and accrued interest -
related party                                        18,681    18,681
Amount due to officer                                22,710    22,710

Total current liabilities                           128,540   128,540

Stockholders' equity (deficit):
 Common stock: $.01 par value; 25,000,000
  shares authorized; issued and outstanding
  11,993,100 shares                                 119,931   119,931
 Additional paid-in capital                         737,314   737,314
 Accumulated deficit                               (943,064) (943,064)
 Deficit accumulated during development stage       (42,721)  (42,721)
  Total stockholders' equity (deficit)             (128,540) (128,540)

Total liabilities and
  Stockholders' equity (deficit)                  $    -    $    -


         The accompanying notes are an integral part of these financial statements.

                              F-13


                     WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

                         STATEMENTS OF OPERATIONS

                                                                   Period From
                                                                  August 1, 1991
                                        Years Ended December 31,   December 31,
                                              1998       1997         1998

Revenues                                   $     -    $     -     $     -

Administrative expenses                          -          -      (42,721)

Income tax expense (benefit)                     -          -          -

    Net income (loss)                            -          -      (42,721)

Other comprehensive income (loss)                -          -          -

Comprehensive income (loss)                $     -    $     -     $(42,721)

Basic earnings (loss) per share            $     -    $     -     $    -

Weighted average number of
 shares outstanding                        11,993,100  11,993,100  11,993,100


                 The accompanying notes are an integral part of
                           these financial statements.

                                  WESTERN MEDIA GROUP CORPORATION
                                   (A Development Stage Company)

                            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                                                            Deficit
                                                                          Accumulated
                             Common Stock        Additional                 During
                         Number of                Paid-In    Accumulated  Development
                          Shares      Amount      Capital      Deficit       Stage      Total
Reentrance into
development stage
(August 1, 1991)        11,993,100   $ 119,931   $ 737,314    $(943,064)   $    -     $ (85,819)

Net loss: August 1, 1991
 to December 31, 1991          -           -           -            -           -          -

Net income (loss) - 1992       -           -           -            -        (42,721)   (42,721)
Net income (loss) - 1993       -           -           -            -           -          -
Net income (loss) - 1994       -           -           -            -           -          -
Net income (loss) - 1995       -           -           -            -           -          -
Net income (loss) - 1996       -           -           -            -           -          -

December 31, 199        11,993,100     119,931     737,314     (943,064)     (42,721)  (128,540)

Net income (loss)              -           -           -            -           -          -

December 31, 1997       11,993,100     119,931     737,314     (943,064)     (42,721)  (128,540)

Net income (loss)              -           -           -            -           -          -

December 31, 1998       11,993,100   $ 119,931   $ 737,314    $(943,064)   $ (42,721) $(128,540)

                 The accompanying notes are an integral part of
                           these financial statements.

                     WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

                         STATEMENTS OF CASH FLOWS
                       Increase (Decrease) In Cash


                                                                   Period From
                                                                 August 1, 1991
                                      Years Ended December 31,    December 31,
                                              1998       1997         1998

Cash flows from operating activities:
  Net income (loss)                        $    -    $    -    $ (42,721)
  Adjustments to reconcile net income
    (loss) to cash flows from
    operating activities:
      Bad debt expense                          -         -       24,910
      Accounts payable and other
        current liabilities                     -         -       (6,377)

    Cash flows from operating activities        -         -      (24,188)

Cash flows from financing activities:
  Proceeds from due to officer                  -         -       22,710

Cash flows from investing activities            -         -         -

Increase (decrease) in cash                     -         -       (1,478)

Cash:
  Beginning of year                             -         -        1,478

  End of year                              $    -    $    -    $    -


Supplemental cash flow information:

  Interest paid                            $    -    $    -    $    -

  Income taxes paid                        $    -    $    -    $    -


Summary of non cash activity:

  None.


         The accompanying notes are an integral part of these financial statements.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1998 AND 1997
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company was incorporated on July 26, 1977, under the laws  of the  State  of  Minnesota.  On November  17,  1988,  the  Company
changed  its  name to Western Media Group Corporation.   Formerly
the Company was known as Ionic Controls, Inc.

On July 31, 1991, the Company sold substantially all of its operations, KXDC-AM and FM in Monterey, California for
$1,100,000. Proceeds from this sale were assigned to the Company's chief executive officer in settlement of $5,156,139 owed to this individual. The Company recorded a gain on debt forgiveness of $4,056,139 on this transaction as reported in its September 30, 1991 Form 10-Q.

The Company's only remaining operations at that date were 100% working interests in two oil leases in Bugai - Guadolupe County, Texas owned through the Company's wholly-owned subsidiary, Ionic Energy Corporation. These leases were without value and the
Company ultimately abandoned these interests in 1992. The Company further allowed Ionic Energy Corporation to be statutorially dissolved on August 1, 1997.

The Company currently has no operations.

Risks, Estimates and Uncertainties

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.

                           (Continued)

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1998 AND 1997
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings Per Share

The Company implemented FASB 128: Earnings Per Share. FASB 128 replaces the presentation of primary EPS with basic EPS. Basic EPS excludes dilution and is computed by dividing net income by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution from stock options and warrants and is computed using the treasury stock method. Under the treasury stock method stock options are assumed to have been exercised at the beginning of the period if the exercise price exceeds the average market price during the period. The computation of diluted EPS does not assume conversion or exercise of securities that would have an antidilutive effect on earnings per share.

There are not outstanding stock options or warrants.

Income Taxes

The   Company  accounts  for  income  taxes  in  accordance  with
Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes.

The Company's net operating loss carryforwards are fully allowed for due to questions regarding the Company's ability to utilize these losses before they expire.

  Deferred tax asset relating to net operating
    loss carryforwards                                $ 340,000
  Valuation allowance                                  (340,000)

  Net deferred tax asset                              $    -
                           (Continued)

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1998 AND 1997
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

At December 31, 1998, the Company has carryforwards as follows:

                                          Federal      State

  2007                                   $1,137,000  $   12,000


NOTE 2 - DEVELOPMENT STAGE COMPANY

On July 31, 1991, the Company sold substantially all of its operations and reentered the development stage. Since that date the Company has devoted the majority of its efforts to: maintenance of the corporate status; raising capital; and the search for a merger candidate.

The Company is fully dependent upon the support of certain stockholder(s) for the maintenance of its corporate status and to provide all working capital support for the Company. These stockholder(s) intend to continue to fund necessary expenses to sustain the Company. The Company is presently seeking a merger candidate and feels it will be successful in finding such a candidate.

Failure of the Company to find a merger candidate and achieve profitable operations or the failure of its stockholder(s) to fund necessary expenses of the Company could result in the Company being unable to continue as a going concern. No estimate can be made of the range of loss that is reasonably possible should the Company be unsuccessful.

                           (Continued)

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

             YEARS ENDED DECEMBER 31, 1998 AND 1997
                AND PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO DECEMBER 31, 1998



NOTE 3 - SUBSEQUENT EVENTS

  Note Payable and Accrued Interest - Related party /
    Amount Due to Officer

 These  obligations  were settled March 16, 2000  for  $20,000  (
 $10,000 in cash; 1,000,000 shares of common stock with a stated value of $10,000) resulting in $21,391 in debt forgiveness.

 Accounts Payable

 Subsequent to year end the $87,149 in accounts payable were settled for $22,500 resulting in debt forgiveness of $64,649.

 Stock Issuance

 On  March  16,  2000,  the  Company  approved  the  issuance  of
 12,000,000  shares  of  common stock at $.003  a  share.   These
 monies were collected in 2000.